                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                         FORM 8-K
                                                      CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 26, 2003

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
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                               (Exact name of registrant as specified in its charter)

                      Delaware                                   1-9618                           36-3359573
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     (State or other jurisdiction of               (Commission File No.)                   (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                       60555
   --------------------------------------------------------                           ----------------------------
         (Address of principal executive offices)                                              (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 9.    REGULATION FD DISCLOSURE

In  accordance  with General  Instruction  B.2. to Form 8-K, the  following  information  shall not be deemed  "filed" for purposes of Section 18 of the  Securities  Act of 1934, as amended,  nor shall it be deemed  incorporated  by reference in any filing under the Securities Act of 1933, as amended,  except as shall be expressly set forth by specific  reference in such a filing.

Navistar  International  Corporation (the "Registrant")  today announced the company will be presenting an overview of the business next week at the Deutsche Bank Basic Industries Conference in New York.

Mark  Schwetschenau,  Navistar vice president and controller,  is scheduled to present at 11:30a.m.  Eastern  Standard
Time on  Wednesday  April 2nd. A live audio web cast of the  Navistar  portion  of the  conference  will be  available through the attached  link or through the  company's  home page at  http://www.nav-international.com  by connecting to the  webcast  link in the column on the right of that page.  A replay of the  webcast  will also be  available  on the
Registrant's website for approximately 10 days following the web cast.

HTTP://WWW.VISUALWEBCASTER.COM/EVENT.ASP?ID=13064
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Navistar  International  Corporation (NYSE: NAV) is the parent company of International  Truck and Engine Corporation, a leading producer of mid-range diesel engines,  medium trucks, heavy trucks, severe service vehicles,  and a provider of parts and service sold under the International  brand. IC Corporation,  a wholly owned subsidiary,  produces school buses.  The company also is a private label designer and  manufacturer of diesel engines for the pickup truck, van and
SUV  markets.  Additionally,  through a joint  venture  with  Ford  Motor  Company,  the  company  will  build  medium commercial  trucks and currently  sells truck and diesel engine  services  parts.  International  Truck and Engine has the broadest  distribution  network in the industry.  Financing for customers and dealers is provided through a wholly owned subsidiary.  Additional information can be found on the company's web site at WWW.NAV-INTERNATIONAL.COM.
                                                                                    -------------------------

                                              Forward Looking Statements

Statements  contained  in this filing or the webcast that are not purely  historical  are  forward-looking  statements within the meaning of the  Private  Securities  Litigation  Reform Act of 1995,  including  statements  regarding  the company's  expectations,  hopes,  beliefs and intentions on strategies  regarding the future.  It is important to note that the  company's  actual  future  results  could differ  materially  from those  projected in such  forward-looking statements  because of a number of factors,  including  but not limited to general  economic,  business and  financing conditions,  labor relations,  governmental action, competitor pricing activity,  expense volatility,  and other risks detailed from time to time in Navistar's  Securities and Exchange Commission  filings.  Navistar assumes no obligation to update the information included in this release.
                                                        SIGNATURES
                                                        ----------

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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                     Registrant

Date:    March 26, 2003                     /s/  Mark T. Schwetschenau
                                            ----------------------------------------
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)